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                                                                    EXHIBIT 21.1


         ENTITY NAME                                                      PLACE OF INCORPORATION
-----------------------------------------------                      ---------------------------------
ACN 080 683 003 Pty Ltd.                                             Australia; New South Wales
Biotronix 2000 Inc.                                                  Canada
Blue Star Engineering Ltd.                                           UK
C-MAC Assembly Inc.                                                  Canada
C-MAC Automotive Products Inc.                                       Canada
C-MAC do Brasil Ltda.                                                Brazil; Hortolandia, Sao Paulo
C-MAC Electronic Global Solutions Inc.                               Canada
C-MAC Electronic Systems, Inc.                                       Canada
C-MAC Engineering Inc.                                               Canada
C-MAC Engineering Ltd.                                               UK
C-MAC Europe Ltd.                                                    UK
C-MAC Holdings Ltd.                                                  British Virgin Islands
C-MAC Industries Inc.                                                Canada
C-MAC Interconnect Products Limited                                  UK
C-MAC Invotronics Inc.                                               Canada
C-MAC Microcircuits GmbH                                             Germany; Villingen
C-MAC Microcircuits Inc.                                             Canada
C-MAC of America Inc.                                                Canada
C-MAC Wong's Industries Holdings Ltd.                                British Virgin Islands
Calico No. 3159AB (Solectron Sweden Holding AB)                      Sweden
G.H.Z. Technologies Inc.                                             Canada
Huizhou C-MAC Wong's Industries Co., Ltd.                            China
LG Technologies Group Inc.                                           Canada: Quebec
Navox Corporation                                                    USA; Delaware
PT Solectron Technology Indonesia                                    Indonesia
R&M Metaltek Inc.                                                    Canada
Revhold Ltd.                                                         UK
Shanghai Shinei Industrial Co., Ltd.                                 China
Shinei International Pte. Ltd.                                       Singapore
Shinei Metaltek Montreal Inc.                                        Canada
Shinei Scotland Limited                                              Scotland; Edinburgh
SLR Europe Holdings C.V.                                             Netherlands
SMIS R&D Inc.                                                        Canada
Solectron Australia Pty. Ltd.                                        Australia; New South Wales

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

         ENTITY NAME                                                      PLACE OF INCORPORATION
-----------------------------------------------                      ---------------------------------
Solectron (Beijing) Electronic Equipment Repair
  Services Co., Ltd.                                                 China; Beijing
Solectron Belgium NV                                                 Belgium
Solectron Brasil Ltda.                                               Brazil; City of Sao Jose dos Campos
                                                                       State of Sao Paulo
Solectron Canada Holdings, Inc.                                      Canada; Toronto, Ontario
Solectron Canada ULC                                                 Canada; Nova Scotia
Solectron Capital Trust 1                                            USA; Delaware
Solectron Cayman Ltd.                                                Cayman Islands; Grand Cayman, B.W.I.
Solectron Centum Electronics Limited                                 India; Karnataka
Solectron Corporation                                                USA; Delaware
Solectron da Amazonia Ltda.                                          Brazil; Manaus, Amazonia
Solectron Elektronik Uretim ve Pazarlama Danayi
  ve Ticaret AS [aka Solectron Turkey]                               Turkey
Solectron EMS Canada, Inc.                                           Canada
Solectron Europe B.V.                                                Netherlands; Amsterdam
Solectron Europe Holdings LLC                                        USA; Delaware
Solectron Federal Systems, Inc.                                      USA; Delaware
Solectron France Holding SASU                                        France
Solectron France SAS                                                 France
Solectron Funding Corporation                                        USA; Delaware
Solectron Global Holdings L.P.                                       Cayman Islands; Grand Cayman, B.W.I.
Solectron Global Services Australia Pty Limited                      Australia; Victoria
Solectron Global Services Canada Inc.                                Canada; New Brunswick
Solectron Global Services (Hong Kong) Limited                        Hong Kong
Solectron Global Services Mexico S.A. de C.V.                        Mexico
Solectron Global Services Singapore Pte Ltd.                         Singapore; LIQUIDATING
Solectron GmbH                                                       Germany; Frankfurt am Main
Solectron Grundbesitz GmbH                                           Germany; Herrenberg
Solectron (HK) Technology Ltd.                                       British Virgin Islands
Solectron Holding Deutschland Gmbh
  [Dionysos Einhunderfunfigste Vermogensverwaltung
  in the process of changing name to Solectron
  Holding Germany GmbH]                                              Germany; Herrenburg
Solectron Holdings, Ltd.                                             USA; Delaware


         ENTITY NAME                                                      PLACE OF INCORPORATION
-----------------------------------------------                      ---------------------------------
Solectron Hungary Electronics Manufacturing Co., Ltd.                Hungary; Budapest
Solectron Hungary Ltd. [Solectron Hungary Asset
  Management and Services Limited Liability
  Company - Solectron Hungary Vagyonkezelo es
  Sxolgaltato Korlatolf Felelossegu Tarsasg]                         Hungary
Solectron Industrial Comercial, Servicios
  e Exportadora do Brasil Ltda.                                      Brazil
Solectron International Distribution Canada
  Limited Partnership                                                Canada; Nova Scotia
Solectron International Distribution, Inc.                           USA; California
Solectron International (Netherlands) BV                             Netherlands
Solectron IPCS Pte. Ltd.                                             Singapore (DORMANT ENTITY)
Solectron Ireland                                                    Cayman Islands; Grand Cayman, B.W.I.
Solectron Ireland Holdings                                           Cayman Islands; Grand Cayman, B.W.I.
Solectron Israel Company Ltd.                                        Israel; Jerusalem; LIQUIDATING
Solectron K.K.                                                       Japan
Solectron Malaysia Sdn. Bhd.                                         Malaysia; Penang
Solectron Manufactura de Mexico S.A. de C.V.                         Mexico
Solectron Mauritius Holdings Limited                                 Mauritius
Solectron Mauritius Limited                                          Mauritius
Solectron Netherlands B.V.                                           Netherlands; Amsterdam
Solectron Nova Scotia ULC                                            Canada; Nova Scotia
Solectron Puerto Rico Limited                                        Cayman Islands; Grand Cayman, B.W.I.
Solectron Quartz Limited                                             UK
Solectron Romania SRL                                                Romania; Timisoara
Solectron Scotland Limited                                           Scotland
Solectron Services Singapore Pte. Ltd.                               Singapore
Solectron Servicios Chihuahua, S.A. de C.V.                          Mexico
Solectron Servicios e Manufactura do Brasil Ltda.                    Brazil; Sao Paulo
Solectron Servicios Monterrey SA de CV                               Mexico
Solectron Servicios, S.A. de C.V.                                    Mexico
Solectron (Shanghai) Electronic Equipment
  Repair Services Co., Ltd.                                          China
Solectron (Shanghai) Technology Co. Ltd.                             China; Shanghai
Solectron (Shenzhen) Technology, Co. Ltd.                            China; Shenzhen, Guangdong
Solectron Singapore Holdings Pte. Ltd.                               Singapore
Solectron Suppliserv Corporation                                     USA; Delaware
Solectron (Suzhou) Technology Co., Ltd.                              China; Suzhou
Solectron Sweden AB                                                  Sweden; Stockholm
Solectron Technology Sdn. Bhd.                                       Malaysia; Kuala Lumpur
Solectron Technology Singapore Pte. Ltd.                             Singapore
Solectron Telecommunications Pty. Limited                            Australia; Victoria
Solectron Texas, Inc.                                                USA; Delaware
Solectron Texas, L.P.                                                USA; Delaware
Solectron UK Limited                                                 UK; London
Solectron USA, Inc.                                                  USA; Delaware